EXHIBIT (8)(h)(2)
Amendment No. 3 to Participation Agreement (PIMCO)

THIRD AMENDMENT TO PARTICIPATION AGREEMENT
BETWEEN PIMCO VARIABLE INSURANCE TRUST,
PIMCO FUNDS DISTRIBUTORS LLC, AND
ML LIFE INSURANCE COMPANY OF NEW YORK
     THIS AMENDMENT, dated as of the 5th day of October, 2001, by and among PIMCO Variable Insurance Trust (the “Trust”), PIMCO Funds Distributors LLC (the “Underwriter”) and ML Life Insurance Company of New York (the “Company”);
WITNESSETH:
     WHEREAS, the Trust, the Underwriter and the Company heretofore entered into a Participation Agreement dated April 3, 2000, (the “Agreement”) with regard to separate accounts established for variable life insurance and/or variable annuity contracts offered by the Company; and
     WHEREAS, the Trust, the Underwriter and the Company desire to amend Schedule A to the Agreement in accordance with the terms of the Agreement.
     NOW, THEREFORE, in consideration of the above premises, the Trust, the Underwriter and the Company hereby agree:
1.	Amendment. Schedule A to the Agreement is amended to read in its entirety as the Schedule A attached hereto.

2.	Effectiveness. The revised Schedule A of the Agreement shall be effective as of the date hereof.

3.	Continuation. Except as set forth above, the Agreement shall remain in full force and effect in accordance with its terms.

4.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.
(Signatures located on following page)

     IN WITNESS WHEREOF, the Trust, the Underwriter and the Company have caused this Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

PIMCO VARIABLE INSURANCE TRUST		ML LIFE INSURANCE COMPANY OF NEW YORK

By: Name:	/s/ Jeffrey M. Sargent Jeffrey M. Sargent	By: Name:	/s/ Barry G. Skolnick Barry G. Skolnick
Title:	Senior Vice President	Title:	Senior Vice President & General Counsel
Date:	9/10/01	Date:	9-28-01

PIMCO FUNDS DISTRIBUTORS LLC

By: Name:	/s/ Newton B. Schott, Jr.
Title:
Date:	9/18/01

Schedule A
PIMCO Variable Insurance Trust Portfolios:
Total Return Bond Portfolio
Contracts:
Merrill Lynch Retirement PowerSM, a variable annuity contract
Merrill Lynch Legacy PowerSM, a variable life insurance contract
Merrill Lynch Retirement OptimizerSM, a variable annuity contract
Segregated Asset Accounts:
ML of New York Variable Annuity Separate Account A (established August 14, 1991).
ML of New York Variable Life Separate Account II (established December 4, 1991).
Dated: October 2001

THIRD AMENDMENT TO PARTICIPATION AGREEMENT
BETWEEN PIMCO VARIABLE INSURANCE TRUST,
PIMCO FUNDS DISTRIBUTORS LLC, AND
ML LIFE INSURANCE COMPANY OF NEW YORK
     THIS AMENDMENT, dated as of the 5th day of October, 2001, by and among PIMCO Variable Insurance Trust (the “Trust”), PIMCO Funds Distributors LLC (the “Underwriter”) and ML Life Insurance Company of New York (the “Company”);
WITNESSETH:
     WHEREAS, the Trust, the Underwriter and the Company heretofore entered into a Participation Agreement dated April 3, 2000, (the “Agreement”) with regard to separate accounts established for variable life insurance and/or variable annuity contracts offered by the Company; and
     WHEREAS, the Trust, the Underwriter and the Company desire to amend Schedule A to the Agreement in accordance with the terms of the Agreement.
     NOW, THEREFORE, in consideration of the above premises, the Trust, the Underwriter and the Company hereby agree:
1.	Amendment. Schedule A to the Agreement is amended to read in its entirety as the Schedule A attached hereto.

2.	Effectiveness. The revised Schedule A of the Agreement shall be effective as of the date hereof.

3.	Continuation. Except as set forth above, the Agreement shall remain in full force and effect in accordance with its terms.

4.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.
(Signatures located on following page)

     IN WITNESS WHEREOF, the Trust, the Underwriter and the Company have caused this Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

PIMCO VARIABLE INSURANCE TRUST		ML LIFE INSURANCE COMPANY OF NEW YORK

By: Name:	/s/ Jeffrey M. Sargent Jeffrey M. Sargent	By: Name:	/s/ Barry G. Skolnick Barry G. Skolnick
Title:	Senior Vice President	Title:	Senior Vice President & General Counsel
Date:	9/10/01	Date:	9-28-01

PIMCO FUNDS DISTRIBUTORS LLC

By: Name:	/s/ Newton B. Schott, Jr.
Title:
Date:	9/18/01

Schedule A
PIMCO Variable Insurance Trust Portfolios:
Total Return Bond Portfolio
Contracts:
Merrill Lynch Retirement PowerSM, a variable annuity contract
Merrill Lynch Legacy PowerSM, a variable life insurance contract
Merrill Lynch Retirement OptimizerSM, a variable annuity contract
Segregated Asset Accounts:
ML of New York Variable Annuity Separate Account A (established August 14, 1991).
ML of New York Variable Life Separate Account II (established December 4, 1991).
Dated: October 2001